Q3 08 Investor Call November 6, 2008 Exhibit 99.2

Safe Harbor Statement
This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in EFH Corp.'s filings with the Securities and Exchange
Commission (SEC). In addition to the risks and uncertainties set forth in EFH Corp.'s SEC filings, the forward-looking statements in this presentation regarding the company’s long-
term hedging program could be affected by, among other things: any change in the ERCOT electricity market, including a regulatory or legislative change, that results in wholesale electricity prices not being largely driven by natural gas prices; any decrease in market heat rates as the long-term hedging program does not mitigate exposure to changes in market heat rates; the unwillingness or failure of any hedge counterparty or the lender under the commodity collateral posting facility to perform its obligations under a long-term hedge agreement or the facility, as applicable; or any other unforeseen event that results in the inability to continue to use a first lien to secure a substantial portion of the hedges under the long-term hedging program. In addition, the forward-looking statements in this presentation regarding the on-line dates for the company’s new generation plants could be affected by, among other things, EFH Corp.’s ability to timely manage the construction of the new plants, labor strikes or labor or materials shortages, and any unexpected judicial rulings with respect to the plants’ construction permits.
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix to this presentation.

2 Today’s Agenda John Young President & CEO Paul Keglevic Executive Vice President & CFO Financial Overview Strategy and Operational Results Q&A

Other factors
1,221 415 1,636 412 146 558 Interest expense and related charges
(21) 35 14 (4) 5 1 Other
2,030 1,520 (510) (676) 655 (21) Adjusted (non-GAAP) operating earnings (loss)
312 113 All other
497
-
-
-
17
323
119
-
(983)
YTD 08
-
-
(31)
11
-
-
(309)
(13)
992
Q3 07
31 (31) 31 - Credit related to impaired leases
4
17 - 17 17
Charge related to Lehman bankruptcy³
323 - 322 322 Impairment of emissions allowances
497 - 151 151 Purchase accounting adjustments
-
(11)
(3,669)
13
2,625
Change
-
-
(3,978)
-
3,617
Q3 08
51 (51) Deferred income tax benefit related to Texas margin tax
(523) 523
Charges related to cancelled development of
generation facilities
(334) 453
Unrealized mark-to-market net (gains) losses²
Other items excluded from adjusted (non-GAAP)
operating earnings (after tax):
24 (24) Income from discontinued operations
(1,598) 615 GAAP net income (loss)
Change YTD 07 Factor
Consolidated: reconciliation of GAAP net income to adjusted (non-GAAP) operating earnings and other Q3 08 vs. Q3 07 and YTD 08 vs. YTD 07; $ millions and after tax
1 See Appendix for Regulation G reconciliations and definition.
2 2008 amounts include $23 million (after tax) in unrealized mark-to-market gains related to interest rate hedges.
3 Represents reserve established against accounts receivable (excluding termination-related costs) from affiliates of Lehman Brothers Holdings, Inc.
arising from commodity hedging and trading activities, all of which were terminated in September 2008. Such affiliates have filed for bankruptcy under
Chapter 11 of the U.S. Bankruptcy Code.
4 Represents 2007 adjustment to the liability recorded in 2004 for leases of certain natural gas-fueled combustion turbines (net of estimated sublease revenues) that were no longer operated for EFH
Corp.’s
benefit.
EFH Corp. Adjusted (Non-GAAP) Operating Earnings
1

EFH Corp. and TCEH Adjusted EBITDA (Non-GAAP)
EFH Corp. and TCEH Adjusted EBITDA (non-GAAP) ; $ millions
1,402
1,458
1 See Appendix for Regulation G reconciliations and definition.
Q3 08 Q3 07
YTD 08 YTD 07
3,596
3,712
TCEH
994
Lower Q3 08 results driven by:
•
Higher costs of purchased power
and fuel
•
Effects of Hurricane Ike
Lower YTD 08 results driven by:
•
15% price reductions for certain
residential customers
•
Higher costs of purchased power
and fuel
•
Effects of Hurricane Ike
1
1,096
2,564
2,776

EFH Corp. Liquidity Management
EFH Corp. (excluding Oncor) available liquidity
As of 10/31/08; $ millions
1 Includes cash and cash equivalents as well as $242 million of similar investments in U.S. government securities that are in the process of liquidation.
2 Cash borrowings of $1.250 billion were drawn on this facility at the closing of the Merger and have been retained as restricted cash.  Letters of credit are supported by the restricted cash.
3 Facility to be used for letters of credit and borrowings for general corporate purposes.
4 Facility to be used during the two-year period commencing on date of merger to fund expenditures for constructing certain new generation facilities and environmental upgrades of existing generation facilities, including previously incurred expenditures not yet funded under this facility.
5 Availability includes undrawn commitments from subsidiaries of Lehman Brothers Holdings Inc. (Lehman). As of October 31, 2008, undrawn amounts totaled approximately $134 million under the TCEH Revolving Credit Facility and approximately $14 million under the TCEH Delayed Draw Term Loan Facility. Availability under the TCEH Revolving Credit Facility and the TCEH Delayed Draw Term Loan Facility excludes approximately $35 million and $2 million, respectively, of requested draws by TCEH that have not been funded by the Lehman subsidiary as of October 31, 2008.
4,100
3,256
842
2,700
1,499
1,166
1,250
893
357
1,562
Facility Limit LOCs/Cash Borrowings Availability
Cash and Equivalents
TCEH Letter of Credit Facility
TCEH Revolving Credit Facility
TCEH Delayed Draw Term Loan Facility
2
5
3,927
5,648
8,050
3
4
•
In September and October, TCEH drew an
aggregate ~$2.3 billion of its Revolving
Credit Facility as a result of the credit crisis.
As of October 31, ~$1.0 billion had been
repaid due to improved credit market
conditions.
•
Lehman is a defaulting lender under the
TCEH Revolving Credit Facility.
•
On October 31, EFH Corp. and TCEH elected
to use the PIK feature of their respective
Toggle Notes to defer payment of ~$233
million of future interest payments to
replace the loss of the Lehman-related
liquidity and to provide additional financial
flexibility.
•
On November 5, EFH Corp. closed on the
sale of a minority interest in Oncor and
received proceeds of approximately $1.25
billion (net of closing costs).
EFH Corp. and TCEH have sufficient liquidity to meet their anticipated ongoing liquidity needs, but will continue to monitor dislocated market conditions to ensure financial flexibility.
1

6 Today’s Agenda John Young President & CEO Paul Keglevic Executive Vice President & CFO Financial Overview Strategy and Operational Results Q&A

Oncor
Q3 08 Operational Results
Hurricane IKE
Restored electricity service in less than
seven days to approximately 238,000
customers in East Texas
Restoration costs of ~$20 - $25 million
(pre tax) recorded as a regulatory asset
Regulatory
AMS deployment plan approved by the
PUC in August; $2.21 per month
surcharge for average residential
customers effective January 1, 2009
Filed plan with the PUC to build a
significant portion of the CREZ project in
West Texas
Merger-related commitments
Announced agreement to sell an
approximate 20% minority interest in
August; closed on the sale for ~$1.25
billion on November 5
Continued implementation of $100 million
incremental conservation and energy
efficiency programs
Other
Oncor credit ratings upgraded to BBB+ by
S&P and Baa3 by Moody’s
Closed on $1.5 billion debt issuance
3%
YTD
Electricity distribution points of delivery
End of period, thousands of meters
Total electric energy delivered; GWh
3,116
3,087
31,546 31,558
84,038
81,523
Q3 08 Q3 07 YTD 08 YTD 07
1%
9/30/08 9/30/07
Warmer weather in Q3 08 offset by lower average consumption
Growth below ERCOT estimated CAGR of 1.9%

TXU Energy
Q3 08 Operational Results
4% year-over-year growth in
residential customers and 15
consecutive months of residential
customer growth
Lower average residential revenues
reflecting 15% price discount and
price protections
~$20 - $25 million (pre tax) negative
impact from Hurricane Ike driven by
power procured in advance for
impacted customers
Merger-related commitments
Continued additional 10% low
income discount and summer
disconnect protections
Continued deployment of $100
million  demand side
management  and energy
conservation programs
4%
Average residential revenues
$ per MWh
4%
YTD
Total residential customers
end of period, thousands
138.3
139.0
133.9
139.0
1,927
1,858
9/30/08 9/30/07
Q3 08 YTD 08 YTD 08 Q3 07
15 consecutive months of residential customer growth
Reflects 15% residential price discount implemented in 2007

Luminant
Q3 08 Operational Results
Commenced refueling outage at
Comanche Peak nuclear station on
September 27   - safely completed on
October 16   - 2    shortest refueling in
company history
Received U.S. Department of Interior’s
“Director’s Award”
for “extraordinary”
reforestation practices
13,664
14,448
5,110
4,996
Nuclear generation and capacity factors
GWh, percent
95.6
100.6 98.4
90.8
YTD 08 Q3 07 Q3 08 YTD 07
34,297
33,697
12,353
12,240
Lignite/coal generation and capacity factors
GWh, percent
87.7
95.8
89.7
95.0
YTD 08 Q3 07 Q3 08 YTD 07
Strong performance from the nuclear fleet
Continued pressures on fuel costs
Solid performance from lignite/coal fleet
6%
YTD
Lignite/coal fuel costs1
$/MWh
15.83
14.18
15.39
14.31
YTD 08 Q3 07 Q3 08 YTD 07
1 Includes depreciation and amortization of lignite mining costs.
th
th
nd

Luminant’s Solid-Fuel Development Program Progressing
Sandow Unit 5
Rockdale, Texas
Oak Grove Steam Electric Station
Robertson County, Texas
~65% Percent complete at 9/30/08
TX Lignite Primary fuel
Late 2009/Mid 2010 Commercial operation date
1,600 MW Estimated net capacity
~75% Percent complete at 9/30/08
TX Lignite Primary fuel
Mid 2009 Commercial operation date
581 MW Estimated net capacity
1 Estimates related to construction only.  Design and procurement are essentially complete.
Luminant’s construction of three new lignite-fueled generating units continues to track on time and on budget with the majority of the costs fixed.
1
1

Luminant is Pursuing the Construction of a
Next-Generation Nuclear Facility
HEAVY INDUSTRIES, LTD.
…partnering with
…partnering with
a world-class
a world-class
equipment provider…
equipment provider…
Luminant
is…
…
…
and leveraging existing
and leveraging existing
site, water rights, and
site, water rights, and
leadership team.
leadership team.
Luminant filed a combined construction and operating license application (COLA) with the Nuclear
Regulatory Commission and part 1 of its loan guarantee application with the Department of Energy for two new nuclear generation units, having approximately 1,700 MW (gross) each, at its existing
Comanche Peak nuclear generation site.

12 Today’s Agenda John Young President & CEO Paul Keglevic Executive Vice President & CFO Financial Overview Strategy and Operational Results Q&A

13 Questions & Answers

Appendix – Additional Slides and Regulation G Reconciliations

Unrealized Mark-To-Market Impact Of Hedging
Unrealized mark-to-market impact of the long-term hedging program
6/30/08 vs. 9/30/08; Mixed measures
~$8.30 ~$8.30 ~$8.41 ~$8.54 ~$8.58 ~$8.15 ~$7.61 $/MMBtu Natural gas prices
~$11.12 ~$10.90 ~$10.74 ~$10.78 ~$11.24 ~$12.47 ~$13.63 $/MMBtu Natural gas prices
~2,422 ~73 ~400 ~492 ~521 ~508 ~353 ~75 mm MMBtu Natural gas hedges
~($7.9) ($0.2) ~($1.2) ~($1.4) ~($1.5) ~($1.6) ~($1.5) ~($0.5) $ billions
Cum. MTM loss at 6/30/08 ²
9/30/08
~$0.9
~($0.3)
~$7.19
~300
~$7.25
2013
~($1.7) ~$0.1 ~($0.4) ~($0.6) ~($0.4) ~($0.1) ~$0.0 $ billions Cum. MTM loss at 9/30/08
~$1.4
~$8.16
~282
~$8.26
2009
~$7.82 ~$7.36 ~$7.56 ~$7.89 ~$8.21 $/MMBtu
Average hedge price¹
~2,167 ~87 ~492 ~502 ~469 ~35 mm MMBtu Natural gas hedges
~$0.3
~$7.82
2014
$ billions
$/MMBtu
Measure
~$0.9
~$7.36
2012
~$1.2
~$7.82
2010
~$0.5
~$8.36
2008
~$1.0
~$7.56
2011
~$6.2
Total
Q3 08 MTM gain
6/30/08
Average hedge price¹
Factor
1 Weighted average prices are based on sales prices of short positions in the corporate natural gas hedge program based on NYMEX Henry Hub. 2014 hedge price represents collar floor price.
2 MTM values are shown on a discounted basis and include the effects of all transactions in the corporate hedge program including offsetting purchases
(for re-balancing) and natural gas basis deals.
2
Reductions in natural gas prices during Q3 08 resulted in a $6.2 billion ($4.0 billion after tax)
unrealized mark-to-market net gain in GAAP income.

Natural gas position estimate¹
09-13; million MMBtu
Hedged
Un-hedged
541
536
499
301
101
278
528
65
58
40
2009 2010 2011 2012 2013
568
599
601
600
579
Corporate
NG Hedges
238
1 As of 10/24/08 and assumes conversion of power positions based on a ~8.0 heat rate with natural gas being on the margin ~75-95% of the time (when coal is forecast to be on the margin, no natural gas position is assumed to be generated).
2 Includes corporate natural gas hedge program and retail/wholesale effects.
3 Weighted average prices are based on actual sales prices of short positions in the corporate natural gas hedge program based on NYMEX Henry Hub.
464
502
492
300
TCEH Has Significantly Hedged Luminant’s
Natural Gas Position
~52%
$7.19
~300
2013
~82%
$7.62
~2,000
Total or
Average
Percent
$/MMBtu
mm MMBtu
Measure
~83%
$7.36
~492
2012
~90%
$7.82
~464
2010
~93%
$8.16
~238
2009
~89%
$7.56
~502
2011
Overall estimated percent of total
TCEH/Luminant NG position hedged
Natural gas hedging program
Average price³
Factor
TCEH has hedged approximately 82% of Luminant’s estimated Henry Hub-based natural gas exposure from 2009-2013. More than 95% of the hedge positions are supported directly by a first lien or by the TCEH Commodity Collateral Posting Facility.
1
2

Financial Definitions
The purchase method of accounting for a business combination as prescribed by Statement of Financial
Accounting Standards No. 141, “Business Combinations,” whereby the cost or “purchase price” of a business combination, representing the amount paid for the equity and direct transaction costs, are allocated to identifiable assets and liabilities (including intangible assets) based upon their fair values. The excess of the purchase price over the fair values of assets and liabilities is recorded as goodwill.
Purchase Accounting
Net income (loss) adjusted for items representing income or losses that are not reflective of continuing operations.
These items include unrealized mark-to-market gains and losses, results of discontinued operations and other charges, credits or gains that are unusual or nonrecurring. EFH Corp. uses adjusted (non-GAAP) operating earnings as a measure of performance and believes that analysis of the business by external users is enhanced by visibility to both net income prepared in accordance with GAAP and adjusted (non-GAAP) operating earnings.
Adjusted (non-GAAP)
Operating Earnings
Generally accepted accounting principles GAAP
EBITDA adjusted to exclude interest income, non-cash items, unusual items, interest income and other adjustments allowable under the EFH Corp. Senior Notes bond indenture. Adjusted EBITDA plays an important role in respect of certain covenants contained in the EFH Corp. Senior Notes. Adjusted EBITDA is not intended to be an alternative to net income as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP, nor is it intended to be used as a measure of free cash flow available for EFH
Corp.’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements. Because not all companies use identical calculations, Adjusted
EBITDA may not be comparable to similarly titled measures of other companies.
Adjusted EBITDA
(non-GAAP)
Income (loss) from continuing operations before interest expense and related charges, income tax expense
(benefit) and depreciation and amortization.
EBITDA
(non-GAAP)
Definition Measure

Table 1: EFH Corp. Adjusted  EBITDA Reconciliation
Q3 08, Q3 07, YTD 08 and YTD 07
$ millions
1 - - -
Equity losses of unconsolidated affiliate engaged in broadband over power lines
- 1 - 1 Severance expense
4
23 24 10 14 Non-cash compensation expenses (FAS 123R)
(24) - (13) - Income from discontinued operations, net of tax effect
28 22 10 9 Losses on sale of receivables
- 325 - 80
Purchase accounting adjustments¹
812 512 17 503
Impairment of assets and inventory write down²
(53) (22) (18) (9) Interest income
50 55 20 20 Amortization of nuclear fuel
703 221 (479) (6,142) Unrealized net (gain) or loss resulting from hedging transactions
Adjustments to EBITDA (pre-tax):
(995) (1,088) (393) (429) Oncor EBITDA
251 213 75 78 Oncor distributions/dividends
644 2,505 226 831 Interest expense and related charges
1,933
209
506
992
Q3 07
2,277
1,217
(462)
(983)
YTD 08
615 3,617 Net income (loss)
212 2,001 Income tax expense (benefit)
612 431 Depreciation and amortization
2,083 6,880 EBITDA
YTD 07 Q3 08 Description
Note: Table and footnotes to this table continue on following page
3

Table 1: EFH Corp. Adjusted  EBITDA Reconciliation (continued from previous page)
Q3 08, Q3 07, YTD 08 and YTD 07
$ millions
15 38 3 14 Transition and business optimization costs
5
87 44 10 18 Transaction and merger expenses
6
4 100 - - Expenses incurred to upgrade or expand a generation station
8
1,458
321
1,137
(38)
Q3 07
3,596
842
2,754
32
YTD 08
(33) 26 Restructuring and other
7
3,712 1,402 Adjusted EBITDA per Restricted Payments Covenants
760 339 Add back Oncor adjustments
2,952 1,063 Adjusted EBITDA per Incurrence Covenant
YTD 07 Q3 08 Factor
1 Purchase accounting adjustments include amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts and power purchase agreements and the stepped up value of nuclear fuel.  Also included are certain credits not recognized in net income due to purchase accounting.
2 Impairment of assets includes the impairment of emission allowances
(SO2
and NO
X
) and charges related to the impairment of assets and
transportation and storage of materials related to canceled coal-fueled generation facilities.
3 Non-cash compensation expenses exclude capitalized amounts.
4 Severance expense includes amounts incurred related to outsourcing, restructuring and other amounts deemed to be in excess of normal recurring amounts.
5 Transition and business optimization costs include professional fees primarily for retail billing and customer care systems enhancements and incentive compensation.
6 Transaction and merger expenses include costs related to the Merger, abandoned strategic transactions and a terminated joint venture.  Also include administrative costs related to the canceled program to develop coal-fueled generation facilities, the management fees paid to EFH Corp.’s owners and costs related to certain growth initiatives
7 Restructuring and other includes a litigation accrual and a charge related to the Lehman bankruptcy.  2007 periods include credits related to impaired combustion turbine leases and other restructuring and non-recurring activities.
8 Expenses incurred to upgrade or expand a generation station reflect non-capital outage costs.

Table 2: TCEH Adjusted  EBITDA Reconciliation
Q3 08, Q3 07, YTD 08 and YTD 07
$ millions
12 30 - 12 Transition and business optimization costs
5
- 1 - 1 Severance expense
4
7 8 3 5 Non-cash compensation expenses (FAS 123R)
28 22 10 9 Losses on sale of receivables
- 290 - 68
Purchase accounting adjustments¹
- 502 - 500
Impairment of assets and inventory write down²
(260) (45) (97) (20) Interest income
50 55 20 20 Amortization of nuclear fuel
703 221 (479) (6,142) Unrealized net (gain) or loss resulting from hedging transactions
Adjustments to EBITDA (pre-tax):
310 1,756 117 581 Interest expense and related charges
1,676
84
501
974
Q3 07
1,347
827
(425)
(811)
YTD 08
1,180 3,629 Net income (loss)
529 2,010 Income tax expense (benefit)
245 296 Depreciation and amortization
2,264 6,516 EBITDA
YTD 07 Q3 08 Description
Note: Table and footnotes to this table continue on following page
3

Table 2: TCEH Adjusted  EBITDA Reconciliation (continued from previous page)
Q3 08, Q3 07, YTD 08 and YTD 07
$ millions
- 1 - (6) Transaction and merger expenses
6
4 100 - - Expenses incurred to upgrade or expand a generation station
8
1,096
(37)
Q3 07
2,564
32
YTD 08
(32) 32 Restructuring and other
7
2,776 995 Adjusted EBITDA
YTD 07 Q3 08 Factor
1 Purchase accounting adjustments include amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts and power purchase agreements and the stepped up value of nuclear fuel.  Also included are certain credits not recognized in net income due to purchase accounting.
2 Impairment of assets includes the impairment of emission allowances
(SO2
and NO
X
) and charges related to the transportation and storage of
materials related to canceled coal-fueled generation facilities.
3 Non-cash compensation expenses exclude capitalized amounts.
4 Severance expense includes amounts incurred related to outsourcing, restructuring and other amounts deemed to be in excess of normal recurring amounts.
5 Transition and business optimization costs include professional fees primarily for retail billing and customer care systems enhancements and incentive compensation.
6 Transaction and merger expenses include costs related to the Merger, abandoned strategic transactions and a terminated joint venture.  Also include administrative costs related to the canceled program to develop coal-fueled generation facilities and costs related to certain growth initiatives.
7 Restructuring and other includes a litigation accrual and a charge related to the Lehman bankruptcy. 2007 periods include credits related to impaired combustion turbine leases and other restructuring and non-recurring activities.
8 Expenses incurred to upgrade or expand a generation station reflect non-capital outage costs.